Exhibit 23.1             Consent of Independent Auditors


                         CONSENT OF INDEPENDENT AUDITORS







We hereby consent to incorporation by reference in this Form SB-2 Registration Statement of Enova Holdings, Inc. our report dated March 8, 2000 relating to the consolidated financial statements of Enova Holdings, Inc. and Subsidiaries as of December 31, 1999 and for the year then ended, which report appears in the Form 10-SB of Enova Holdings, Inc.








                              WEINBERG & COMPANY, P.A.
                              Certified Public Accountants



Boca Raton, Florida
November 14, 2000

































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